The American Funds Group(R)

THE NEW ECONOMY FUND
[orange photograph of an arrow]
2000 Annual Report for the year ended November 30

[3 different photographs of computer hardware items]
Focused on Value: Lessons Learned From Past Market Frenzies
[blue photograph of an arrow]


THE NEW ECONOMY FUND

The New Economy Fund(R) is one of the 29 American Funds, the nation's third largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The New Economy Fund(R) seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

[begin table]
RESULTS AT A GLANCE

Average Annual Compound            12 Months              Lifetime
Returns (with all                  12/1/99-11/30/00       12/1/83-11/30/00
distributions reinvested)

The New Economy Fund               -7.4%                  +15.9%

Lipper Growth Fund Index           -4.0                   +14.0

Morgan Stanley Capital             -9.5                   +13.8
International EAFE(R)
(Europe, Australasia, Far
East) Index*

Russell 2500 Index*                +6.4                   +12.6

Standard & Poor's 500              -4.3                   +16.2
Composite Index*

*Unmanaged
[end table]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2000 (the most recent calendar quarter):

[begin table]

                                         10 YEARS      5 YEARS       1 YEAR

CLASS A SHARES REFLECTING 5.75%
MAXIMUM SALES CHARGE

Total return                             +387.71%      +115.89%      -21.02%

Average annual compound return           +17.17        +16.64        -

CLASS B SHARES FROM MARCH 15,
2000, WHEN B SHARES FIRST BECAME
AVAILABLE

Total return

Reflecting 5% maximum contingent         -             -             -24.11%*
deferred sales charge (CDSC),
payable only if shares are sold

not reflecting CDSC                      -             -             -20.60%*


* Reflects total return for the period March 15, 2000, through December 31,
2000.
[end table]


[Begin Sidebar]
The objective of The New Economy Fund(R) is to invest in service and information companies in the United States and around the world.
[End Sidebar]


There are two ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks.



FELLOW SHAREHOLDERS:

In a climate of extreme volatility and negative absolute returns in both the United States and key overseas stock markets, The New Economy Fund also experienced a negative return. The fund declined 7.4% during the 12 months ended November 30 if, like most shareholders, you reinvested the dividend of 14 cents a share and capital gain distribution of $3.18 a share paid in December 1999.

Your fund finished the year behind two of the three benchmarks that together represent the fund's investment universe. The Lipper Growth Fund Index, which measures 30 of the largest growth-oriented U.S. mutual funds, recorded a decline of 4.0%. The unmanaged Russell 2500, a measure of small- and medium-capitalization U.S. stocks, recorded a positive total return of 6.4%. Your fund did better than the unmanaged Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index, which measures all major markets outside North America. It dropped 9.5%.

Another widely reported index - the unmanaged Standard & Poor's 500 Composite Index, which tracks 500 large-company stocks listed primarily on U.S. exchanges
- was off 4.3% for the fiscal year.


HURTING US AT OUR CORE

While the stocks of many technology, media and telecommunications companies greatly benefited from the market advance over the past several years, they, in turn, were among those punished the most this past year. On the last day of your fund's fiscal year, for example, the technology-rich Nasdaq Composite Index ended with a one-day loss of over 4% in the market's second busiest trading day ever.

The fund's decline in the last fiscal year comes after five consecutive years of double-digit gains, culminating in a 42% return in 1999. In our report to you one year ago, we wrote, "While we are pleased the fund has benefited from the tremendous growth in technology-related stocks, one question arises: How much longer can this continue? The U.S. stock market as a whole, and technology stocks in particular, are certainly selling at all-time high valuations."

By spring, we had our answer. The U.S. market began a technology selloff in March. Investors were no longer able to reconcile the stock prices of many companies with earnings (or lack thereof), so they pulled out. We hung on to some technology-company holdings during this period because we believed in their potential to be solid long-term assets for the fund. At the same time, we took profits in a number we thought were overvalued. In hindsight, we probably did not sell enough. To put into perspective the carnage in the technology, media and telecommunications areas, the Nasdaq was down 22.1% for the fund's fiscal year.


TRIMMING BACK EXPOSURE IN ASIA

The fund's results also were adversely affected by holdings in companies located outside the United States, particularly in Asia.

At the beginning of this year, a total of 38.3% of the fund's net assets were invested outside the United States, by far the highest amount in New Economy's history. In the 12 months since, markets in Asia - particularly Japan's - entered a downward slide. The Japanese stock market declined 18.7% for the year, as measured by MSCI. Fortunately, we greatly reduced our holdings in Japanese securities earlier this year. By fiscal year end, non-U.S. holdings were 24.8% of total net assets and positions in Japan were trimmed to approximately one-third of their November 1999 high, or about 5.4%.

[Begin Sidebar]
[blue photograph of an arrow]
The fund's decline in the last fiscal year comes after five consecutive years of double-digit gains, culminating in a 42% return in 1999.

10 LARGEST EQUITY HOLDINGS
at the end of our fiscal year
(November 30, 2000)

COUNTRY                                            PERCENT OF NET ASSETS

UNITED STATES                                      62.7%



EUROPE

                             United Kingdom        3.2

                             Finland               1.9

                             Germany               1.8

                             Italy                 1.2

                             Netherlands           1.0

                             Sweden                .8

                             Spain                 .5

                             Switzerland           .5

                             Denmark               .2

                             Ireland               .2

                             Luxembourg            .2

                             Norway                .1

ASIA/PACIFIC

                             Japan                 5.4

                             Australia             1.2

                             South Korea           .7

                             Taiwan                .7

                             China                 .6

                             Hong Kong             .6

                             India                 .3

                             Singapore             .3

                             Philippines           .2

                             Thailand              .2

LATIN AMERICA & CANADA

                             Mexico                1.6

                             Canada                .6

                             Brazil                .5

POLYNATIONAL                                       .3

TOTAL NON-U.S.                                     24.8

CASH & EQUIVALENTS                                 12.5

TOTAL                                              100.0%


[End Sidebar]

Several Japanese banks and media and technology companies that previously helped propel the fund's return hurt results as the fiscal year drew to a close. Examples are Nippon Television Network, Japan's largest TV network, which declined 51.5%; and Sakura Bank, the fund's fourth largest holding a year ago, which was off 22.2%.


STOCKS THAT WERE STRONG

During periods of earnings shortfalls like we have experienced this year, companies that produce steady, consistent growth are attractive investments. Your fund's holdings in a number of such companies helped results. Healthcare stocks proved to be particularly beneficial during the fiscal year, as did those of business services companies. Universal Health Services realized the fund's largest gain, an increase of 211.0%. Trigon Healthcare and Cardinal Health posted total returns of 143.5% and 91.0%, respectively. Paychex, the payroll processing company, was up 118.3%, while Concord EFS, the ATM and electronic data processing company, advanced 64.6%.

Among the fund's top 10 holdings were American International Group, the world's largest insurance company, which posted a gain of 40.8%, and Fannie Mae, the federally sponsored issuer of mortgage loans, which was up 18.6%. Together these holdings represented approximately 5% of the fund's total net assets. These positions and others, such as the venerable Berkshire Hathaway, primarily an insurer but involved in a number of other businesses such as publishing and retailing, were increased as we reduced the fund's exposure to the volatile technology market.


WHERE WE GO FROM HERE

If there is a silver lining to what is happening in global stock markets this year, it is that there are now more opportunities to purchase stocks of good companies at reasonable values. This is the promising byproduct of the otherwise unsettling fallout of market excess. Going forward, we are much more likely to add technology stocks back into the portfolio if prices are more in line with earnings potential.

Certainly, we can't predict the course they might take in the coming months. What we can do is promise that we will continue to seek out the very best long-term opportunities in the services and information industries around the globe.

Remember, markets can and will be volatile, as we have seen in dramatic fashion on the downside this year. It is during these times that we most rely on our strong commitment to research and value-oriented investing. That commitment has served us well in the past and we think it should continue to make a difference over time.

We look forward to reporting to you again in six months.
Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President

January 15, 2001


[begin sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in The New Economy Fund's Class A shares grew between December 1, 1983 - when the fund began operations - and November 30, 2000, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $115,747 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average increase of 15.5% a year. The fund's year-by-year results appear under the chart.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended November 30, 2000)

10 Years           +17.42%
Five Years         +16.43
One Year           -12.75

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.
[end table]


[begin mountain chart]
$128,304 /1/
S&P 500
Composite Index

$115,747 /1/,/2/
New Economy
Fund

$92,790 /1/,/3/
Lipper Growth
Fund Index

$17,204 /4/
Consumer Price
Index (inflation)

$10,000 /2/
original
investment




                                                            Lipper            Consumer
                                         S&P 500            Growth            Price
Year Ended         New Economy           Composite          Fund              Index
November 30        Fund /1/,/2/          Index/1/           Index/1/,/3/      (inflation)/4/
1983               $9,425                $10,000            $10,000           $10,000
1984               9,485                 10,285             9,222             10,405
1985               13,144                13,273             11,906            10,771
1986               15,950                16,950             14,566            10,909
1987               15,093                16,140             13,569            11,403
1988               18,462                19,877             16,403            11,887
1989               25,269                26,011             21,252            12,441
1990               21,886                25,084             19,611            13,221
1991               26,413                30,206             24,758            13,617
1992               32,641                35,781             29,299            14,032
1993               42,631                39,386             32,478            14,407
1994               41,376                39,808             32,541            14,792
1995               50,984                54,518             43,359            15,178
1996               58,631                69,715             52,166            15,672
1997               71,317                89,626             64,434            15,958
1998               88,243                110,845            76,003            16,206
1999               125,047               134,019            96,685            16,630
2000               115,747               128,304            92,790            17,204


Year Ended November 30           1984          1985          1986         1987         1988         1989          1990

Total Value
Dividends Reinvested             -             $199          140          367          315          421           566
Value at Year-End/2/             $9,485        13,144        15,950       15,093       18,462       25,269        21,886
NEF Total Return                 (5.2)%        38.6          21.3         (5.4)        22.3         36.9          (13.4)


Year Ended November 30           1991          1992          1993         1994         1995         1996          1997
Total Value
Dividends Reinvested             589           328           189          307          517          578           455
Value at Year-End/2/             26,413        32,641        42,631       41,376       50,984       58,631        71,317
NEF Total Return                 20.7          23.6          30.6         (2.9)        23.2         15.0          21.6


Year Ended November 30           1998          1999          2000
Total Value
Dividends Reinvested             422           540           586
Value at Year-End/2/             88,243        125,047       115,747
NEF Total Return                 23.7          41.7          (7.4)

Average
annual
compound
return for
17 years:
15.5% /2/

/1/ All results are calculated with dividends and capital gains reinvested. /2/ These figures, unlike those shown elsewhere in the report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes. As outlined in the prospectus, the sales charge is reduced for larger investments.
/3/ This index tracks 30 of the largest U.S. growth funds (representing about
    51% of all U.S. growth fund assets).
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of
    Labor Statistics.
[end mountain chart]

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS.
[end sidebar]


FOCUSED ON VALUE:
LESSONS LEARNED FROM PAST MARKET FRENZIES
[orange photograph of an arrow and a blue photograph of a pen circling a number]

At the height of "tulip mania" in 17th century Europe, a single Dutch tulip bulb could be sold for the price of a large house - surely one of history's most bizarre examples of market excess.

For centuries, fortunes have been made - and lost - by investors pursuing the great rewards of capitalism. Europeans in the 1630s made little attempt to justify the prices of their precious bulbs; most speculators entered into contracts with the intention of selling quickly at higher prices. When the bubble eventually burst, thousands of people were left with nothing.

The most recent frenzy for "dot-com" stocks has helped create one of the most memorable bubbles of the stock market's recent history. At the height of the craze, 309 Internet companies went public during the calendar year 1999. When the year was over, the average 1999 Web IPO had gained more than 200%. In sharp contrast, by the end of November 2000, the unmanaged Morgan Stanley Internet Index, a measurement of 30 of the Internet industry's leading companies, had suffered a whopping 73.6% decline from its March 9 high.

How long this market will remain volatile is difficult to predict, but this much is certain - for long-term investors wishing to stay above the fray, history offers some valuable lessons.


DOT-COM MANIA: LIKENESS IN THE RAILROADS
[purple photograph of an arrow]

Inventions have always thrilled speculators. Consider the great number of genuine innovations since the late 18th century: First, there were canals, then railways, automobiles, electricity, radio, aircraft, television, computers and, most recently, the Internet. Each of these developments attracted the zealous attention of speculators who contributed greatly to their successful establishment.

The closest parallel to the recent Internet explosion would have to be the "Railway Revolution" in Britain during the 1840s.

The industry launched itself in fits and starts, beginning with the introduction of the first steam engine in 1825, then enduring subsequent downturns and upswings until, finally, the profound changes brought by the railway systems began to grip the public consciousness. Landlords, previously opposed to the railways, backed off when they discovered the land lying adjacent to tracks rose in value. Merchants enjoyed reduced freight charges and invigorated competition. In manufacturing, economies of scale became possible, meaning more and more products could be produced at greatly reduced prices.

By late 1844, public interest in the Railway Revolution was swelling. Interest rates were at their lowest point for almost a century, railway construction costs had fallen and railway revenues were swiftly spiking. Throughout the country, a rapidly expanding railroad press - including 14 weekly papers and two dailies - proclaimed the railroads a revolutionary advance unparalleled in human history. The three largest railway companies were paying dividends that were four times the prevailing interest rate.

The climate was ripe for speculation. In January 1845, 16 new railroad schemes were projected. By April, over 50 companies had been registered. Newspapers carried a flood of railway prospectuses, which solicited subscriptions from the public. If the subscriptions were successful, the project's promoters would retain a large portion of the stock for themselves and their friends and would release only a fraction to the market, effectively creating a scarcity that snagged speculators. The company was then hyped by friends in the railway press and its stock bid up by agents in the market. Once shares were trading at a premium, the promoters would sell their retained shares at an enormous profit.

In this environment, new schemes appeared at the rate of a dozen per week. By late summer, some railway shares gained 500%, and interest on loans against railway stock was being charged at rates of up to 80%. New stock exchanges were established for the trade in railway shares outside the financial center of London. Plans were made for over 8,000 miles of new track - a system four times the size of the existing railway.
[blue photograph of a train's wheels]

[Begin Sidebar]
[purple photograph of an arrow]
"When Joe Kennedy was asked how he managed to sell in time to avoid the Great Crash of 1929, he said the sign was that bell-hops were giving stock tips."

-"Technology and History," Australian Financial Review, March 25, 2000 [End Sidebar]

But despite the euphoria, a crisis was looming. Newspapers around the country attempted to inform the public of corruption brought about by the mania, portending the inevitability of a crash. In particular, they tried to point out the insupportable amount of capital that was raised to finance the reckless expansion of the railway system. By January 1850, railway shares had declined an average of over 85% from their peak, and the total value of all railway shares was less than half the capital expended on them.

Though the bubble burst, the results of the mania were not entirely negative. During the period of construction in the late 1840s, over half a million people were employed by the railways, even though the country was experiencing a severe economic crisis. As Edward Chancellor notes in his book, Devil Take The Hindmost, "Viewed from this perspective, the Railway Mania represented a transfer of income from middle-class speculators to needy laborers, while simultaneously providing the country with the infrastructure for a modern industrial economy."


DON'T UNDERESTIMATE RISK

No doubt the attraction of a "can't lose" deal is more seductive to investors than many care to admit. While it may be human nature to want something for nothing, speculation - whether on railway shares or Internet stocks - is a fundamentally different activity than that practiced by the investment professionals at American Funds.

History would seem to urge realistic expectations about risk and return. While a recent Gallup poll showed that investors younger than 40 expect equity returns for the next decade to average 21.9% a year, the average annual return from 1928 to 1999 has been less than half that number, or 10.6%, as measured by the Standard & Poor's 500 Composite Index. "Investors should consider what an investment will be worth, realistically, over the long-term," notes Tim Armour, president of The New Economy Fund. "We are less interested in short-term results or temporary trends than we are in identifying good long-term value and generating consistently superior long-term returns to our shareholders."

[yellow photograph of a balance scale]


PAUSE BEFORE JUMPING ON THE BANDWAGON

Once a trendy sector takes hold, the investing public can drive the market to ridiculous levels, willing to pay whatever price it takes to be in on the hot deal.

In the Great Crash of 1929, thousands of investors were left spiraling toward financial collapse when they neglected to take into account the risks involved with "buying on margin." This was the practice of buying stocks with as little as 10% down in cash, then borrowing the rest against the security. Hungry for easy gains, many average Americans bid up stock prices with little regard for the real value of what they were buying. In the end, many stock market speculators lost a great deal when they were forced to cover their debts by selling off their stocks at deflated prices.

In the early 1970s, market euphoria helped create what turned out to be the deepest bear market since the 1930s. That's when investors pushed up the stock prices of the "Nifty Fifty"- big, blue-chip companies whose heady valuations defied analysis.

Even as the stock prices of companies such as Coca-Cola, Disney and Eastman Kodak reached the heavens, investors caught up in the momentum of the trend continued to pour money into these securities. When the overall stock market declined in 1973, the bubble burst and the very companies that helped create the market excess were among those that declined the most. Companies like Polaroid and Avon suffered greatly, ultimately losing more than 80% of their peak values. It took investors over seven years to recover their losses. In Avon's case, the stock didn't return to its previous high for 24 years.

Finding value means finding companies with stock prices that don't yet reflect the full potential of the company. "We take our research beyond looking at numbers," explains Claudia Huntington, a portfolio counselor for the fund. "We not only look for companies with reasonably priced stocks, we also search for those companies with the management, service and products to make them good long-term investments."


KNOW WHAT YOU'RE BUYING

In April 1987, the now-defunct investment bank Drexel Burnham Lambert held the most ostentatious of its annual junk bond conferences - nicknamed the "Predators Ball" because of the gang of corporate raiders in attendance - where the firm lauded its controversial financing innovation as "good for America." Essentially, companies were being taken over by others through leveraged buyouts, or LBOs, a process through which corporate raiders acquired some businesses at inflated prices using junk bonds created primarily by Drexel. The owners would subsequently use the cash flow of these companies to finance the debt.

[Begin Sidebar]
[yellow photograph of an arrow]
"Trying to decipher where the stock market is going by studying where it has been is a little like navigating a car by looking in the rear-view mirror. And yet history can help put daily ups and downs in perspective."

- "Remembering the End of the Nifty Fifty," U.S. News Online, June 5, 2000


"The junk bond revolution was based on a profound asymmetry between risk and reward, with junk bond purchasers taking most of the risk and $takeover entrepreneurs' snaffling [sic] most of the rewards."

- Devil Take The Hindmost, Edward Chancellor
[End Sidebar]

Unfortunately, some junk bond investors were drawn to these investments by their attractive returns but had little understanding of their risk. After insider trading by some key players was discovered, some companies were left in ruins and thousands of investors left mourning their losses. The misuse of junk bonds had other consequences as well: By helping to bid up merger prices, it contributed to the stock market bubble of the late 1980s and the subsequent collapse in October 1987. "Not all junk bonds are bad," observes Gordon Crawford, chairman of the fund. "Some are; some aren't. That's what research is for. At American Funds, we spend a great deal of our time and resources researching individual companies and securities so we understand the risks and can avoid unpleasant surprises."

[Begin Sidebar]
REVISITING RECENT INVESTMENT BUBBLES

Though the marketplace's hot sectors can be seductive, history has shown that fads rarely offer good value for long-term investors. In the table below, a look at the past two decades of the stock market reveals some manias that drove stocks well beyond reasonable valuations.

BUBBLE                    PEAK           LOW            DECLINE       RECOVERED*

Energy stocks             Nov. '80       Aug. '82       -54.4%        Sept. '86
Japan                     Feb. '89       Aug. '92       -56.5%        Not yet
Biotech stocks            Jan. '92       July '94       -71.5%        Aug. '99
Internet stocks           Mar. '00       Nov. '00       -73.6%        Not yet

*The date the value returned to its peak.

Sources: Energy stocks - MSCI Energy Sources; Japan - MSCI Japan; biotech stocks - AMEX Biotechnology; Internet stocks - Morgan Stanley Internet. Indexes are unmanaged and do not reflect sales charges or expenses.
[End Sidebar]


FROM LOCOMOTIVES TO THE ENGINE OF INFORMATION

The speculative potential of Internet companies was first realized in the summer of 1995, after the successful offering of Netscape Communications, an Internet software company. Less than 12 months later, new Internet stocks were flooding the U.S. stock market. In April 1996, Yahoo!, a company only about a year old, made a splash on its first day, soaring to the third-greatest rise in stock market history despite modest quarterly sales. "Breathe the word $Internet' around a stock," announced an analyst, "and anything can happen."

By the end of 1998, the market values of leading Internet companies had eclipsed some of America's largest corporations. The market capitalization of Yahoo! grew to over 800 times its earnings, or $35 million per employee. Despite having never earned a dime, the share price of online bookseller Amazon.com multiplied 18 times during 1998. Just as the railway boom had given birth to new stock exchanges, the Internet itself became its own exchange of sorts, allowing companies to float their shares in cyberspace. Charles Schwab, the discount broker, jumped into the online trading arena and was rewarded with a market capitalization surpassing that of industry fixture Merrill Lynch.

The atmosphere surrounding initial public offerings at this time was particularly manic: When theglobe.com, an Internet chat service, was put up in mid-November 1998, its shares posted a record-setting gain on the very first day - a whopping 606%. In his book, The Great Game, John Steele Gordon further observes, "When Ticketmaster, [an online] ticket-selling service with the stock symbol TMCS, went public and rose 300% in its first day of trading, a building-maintenance firm named Temco Services, with the stock symbol TMCO, also rose, otherwise inexplicably than for its symbol, 150%." There seemed no end to the euphoria created by the promise of e-commerce.

But, of course, there was.

In March of this year, the market began a shift that reminded us once again what can happen when speculative excess takes over equity markets. "The Nasdaq was valued well above earnings in the spring," notes Gordon Crawford. "That means investors were paying a premium for every $1 in annual earnings." Finally, investors, recognizing that prices were at odds with investment fundamentals, opted out of the market. This was especially true of Internet and tech stocks, many of which had no earnings and little hope of producing any in the future. By May, the dot-com bubble had burst.


WHERE YOUR FUND WEIGHS IN

For investors trying to steer clear of market frenzies, an investment adviser - one who understands the potential for risk and return - can be a trusted partner. Like all American Funds, The New Economy Fund relies on a cadre of portfolio counselors and research analysts to uncover value. "We focus primarily on companies, not trends," offers Gordon. "We also have the financial discipline to recognize when a stock is a good value, which means only buying at certain prices. That's especially important in a volatile environment like the present."

As for Internet-related companies, Tim Armour says The New Economy Fund's investment professionals have done as much research on them as any investment firm in the business, but the portfolio has never shown a long list of Internet companies. "We realize it opens us up for criticism when we use such caution during a hot trend," explains Tim, "but we simply are not short-term investors. What may look to others like a mistake at the current time can often turn out to be the right decision in the long term."

And what should you expect for the long term? It's difficult to foresee a future that might bring changes as sweeping as the railroads or the Internet. Yet, it undoubtedly will. No matter what the coming years bring, we can assure our shareholders that we will approach them by focusing on the same fundamental, value-oriented investing principles we committed to when New Economy was founded in 1983.

We look forward to whatever the future brings.

[blue photograph of financial report]


[Begin Sidebar]
[yellow photograph of an arrow]

"Gold rushes tend to
encourage impetuous
investments. A few will pay
off, but when the frenzy
is behind us, we will look
back incredulously at the
wreckage of failed ventures
and wonder, $Who funded
those companies? What was
going on in their minds? Was
that just mania at work?'"

- The Road Ahead, Bill Gates
[End Sidebar]


[blue photograph of a globe]
WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[Begin Sidebar]
The New Economy Fund is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money
- money set aside for education, a home, retirement and other important dreams.

[blue photograph of the U.S. of America flag]
[End Sidebar]

What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR
Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World Fund(SM)
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(R)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS:
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.




[begin pie chart]

                                                PERCENT OF NET ASSETS
Media                                           20.25%
Insurance                                       10.08%
Commercial Services & Supplies                  5.91%
Diversified Financials                          5.57%
Semiconductor Equipment & Products              5.32%
All Other Industries                            40.38%
Cash & Equivalents                              12.49%

[end pie chart]

LARGEST EQUITY-TYPE HOLDINGS                    PERCENT OF NET ASSETS
Viacom                                          3.55%
American International Group                    3.08
Berkshire Hathaway                              2.82
Time Warner                                     2.70
Clear Channel Communications                    2.21
Sakura Bank                                     1.87
Fannie Mae                                      1.76
Walt Disney                                     1.66
Vodafone                                        1.60
Nokia                                           1.59



The New Economy Fund
Investment Portfolio, November 30, 2000

                                                                           Principal         Market  Percent
                                                                               Amount         Value   of Net
Equity Securitites (common and preferred stocks                             or Shares          (000)  Assets
 and convertible debentures)

MEDIA - 20.25%
Viacom Inc., Class B, nonvoting (1)                                          7,294,500     $372,931     3.55%
Time Warner Inc.                                                             4,575,000       283,650     2.70
Clear Channel Communications, Inc. (1)                                       4,605,000       232,552     2.21
Walt Disney Co.                                                              6,020,500       174,218     1.66
Interpublic Group of Companies, Inc.                                         3,342,400       130,562     1.24
Nippon Television Network Corp. (Japan)                                        276,340       128,164     1.22
News Corp. Ltd. (Australia)                                                  4,508,040        40,074
News Corp. Ltd., preferred (ADR)                                               825,000        25,162
News Corp. Ltd., preferred                                                   2,908,169        22,423
News Corp. Ltd. (ADR)                                                          500,000        17,437     1.00
USA Networks, Inc. (1)                                                       4,600,000        77,337      .74
Mediaset SpA (Italy) (2)                                                     5,760,000        74,772      .71
KirchMedia GmbH & Co. KGaA, nonvoting                                        1,775,000        67,706      .65
 (Germany) (1,2,3)
KirchPayTV GmbH & Co. KGaA, nonvoting                                        1,798,409        63,884      .61
 (Germany) (1,2,3)
AT&T Corp. Liberty Media Group, Class A (1)                                  4,050,000        54,928      .52
Infinity Broadcasting Corp., Class A (1)                                     1,754,900        53,086      .51
UnitedGlobalCom, Inc., Class A (1)                                           2,450,000        37,056      .35
Fox Entertainment Group, Inc., Class A (1)                                   2,000,000        32,000      .31
Chris-Craft Industries, Inc. (1)                                               477,405        31,926      .30
ProSiebenSAT.1 Media AG (formerly ProSieben                                    820,000        26,752      .25
 Media AG), nonvoting preferred (Germany)(1)
Tokyo Broadcasting System, Inc. (Japan)                                        675,000        25,020      .24
Pixar (1)                                                                      830,000        22,669      .22
SET Satellite (Singapore) Pte. Ltd.                                            625,000        20,784      .20
 (India) (1,2,3)
RTL Group (formerly AUDIOFINA) (Luxembourg)                                    263,000        19,849      .19
Grupo Televisa, SA (ADR) (Mexico) (1)                                          345,000        16,064      .15
Nippon Broadcasting System, Inc. (Japan)                                       346,000        15,109      .14
Globo Cabo SA (ADR) (Brazil) (1)                                             1,600,000        12,700      .12
SET India Ltd. (India) (1,2,3)                                                  31,400         9,799      .09
EMAP PLC (United Kingdom)                                                      840,000         9,319      .09
Promotora de Informaciones, SA (Spain) (1)                                     535,000         8,769      .08
Benpres Holdings Corp. (GDR) (Philippines) (1)                               5,900,000         5,900      .06
EM.TV & Merchandising AG (Germany) (1)                                         258,300         4,315
EM.TV & Merchandising AG 4.00% convertible                                EURO846,000            506      .05
 debentures 2005
StudioCanal (France) (1)                                                       550,000         4,091      .04
Kinowelt Medien AG (Germany) (1)                                               170,000         2,951      .03
Sinclair Broadcast Group, Inc., Class A (1)                                    206,900         1,810      .02


INSURANCE - 10.08%
American International Group, Inc.                                           3,332,812       323,074     3.08
Berkshire Hathaway Inc., Class A (1)                                             4,500       296,550     2.82
Marsh & McLennan Companies, Inc.                                             1,200,000       138,150     1.32
XL Capital Ltd., Class A (Bermuda - Incorporated                             1,310,000       104,554     1.00
 in Cayman Islands)
HCC Insurance Holdings, Inc.                                                 2,300,000        56,062      .53
Fairfax Financial Holdings Ltd. (Canada) (1)                                   281,000        33,720      .32
PartnerRe Holdings Ltd. (Singapore -                                           553,900        29,218      .28
 Incorporated in Bermuda)
Allmerica Financial Corp.                                                      378,900        23,515      .22
21st Century Insurance Group                                                 1,500,000        23,437      .22
Mercury General Corp.                                                          550,000        21,209      .20
Progressive Corp.                                                              100,000         9,356      .09


COMMERCIAL SERVICES & SUPPLIES - 5.91%
Concord EFS, Inc. (1)                                                        3,530,000       153,996     1.47
Allied Waste Industries, Inc. (1)                                            5,827,200        71,747      .68
Paychex, Inc.                                                                1,125,000        65,391      .62
Sabre Holdings Corp., Class A (1)                                            1,800,000        64,237      .61
Waste Management, Inc.                                                       2,100,000        50,269      .48
Securitas AB, Class B (Sweden)                                               2,612,000        42,171      .40
Robert Half International Inc. (1)                                           1,400,000        41,825      .40
Adecco SA (Switzerland)                                                         48,000        29,889      .29
Regus PLC (United Kingdom)(1)                                                5,967,800        27,926      .27
Hays PLC (United Kingdom)                                                    2,800,000        13,939      .13
ISS-International Service System                                               217,500        13,474      .13
 A/S (Denmark)(1)
Cintas Corp.                                                                   225,000        11,461      .11
Cendant Corp. (1)                                                            1,200,000        11,025      .10
Pitney Bowes Inc.                                                              300,000         8,719      .08
ProBusiness Services, Inc. (1)                                                 200,000         6,475      .06
Apollo Group, Inc., Class A (1)                                                140,500         4,918      .05
Profit Recovery Group International, Inc. (1)                                  450,000         2,742      .03


DIVERSIFIED FINANCIALS - 5.57%
Fannie Mae                                                                   2,333,900       184,378     1.76
Freddie Mac                                                                  1,775,000       107,277     1.02
ING Groep NV (Netherlands)                                                     871,390        62,756
ING Groep NV, warrants, expire 2001 (1)                                        660,000        14,344      .73
USA Education Inc. (formerly SLM Holding Corp.)                              1,200,000        69,450      .66
Capital One Financial Corp.                                                    675,000        37,673      .36
ORIX Corp. (Japan)                                                             388,800        36,873      .35
STB Cayman Capital, Ltd. 0.50% convertible                           YEN2,240,000,000         30,681      .29
 debentures 2007 (Japan)
First Pacific Co. Ltd. (Hong Kong)                                          58,667,320        13,690      .13
Citigroup Inc.                                                                 225,000        11,208      .11
American Capital Strategies, Ltd.                                              450,000         9,591      .09
AIFUL Corp. (Japan)                                                             90,000         7,339      .07


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.32%
PMC-Sierra, Inc. (1)                                                         1,249,600       115,197     1.10
Texas Instruments Inc.                                                       2,590,000        96,639      .92
Taiwan Semiconductor Manufacturing Co.                                      16,370,288        44,425      .42
 Ltd. (Taiwan) (1)
Dialog Semiconductor PLC (United Kingdom)(1)                                 2,200,000        43,831      .42
Dallas Semiconductor Corp.                                                   1,400,000        41,387      .39
Samsung Electronics Co., Ltd. (South Korea)                                    285,690        38,123      .36
Microchip Technology Inc. (1)                                                1,566,600        36,619      .35
Applied Materials, Inc. (1)                                                    800,000        32,350      .31
Rohm Co., Ltd. (Japan)                                                         107,000        25,829      .24
Micrel, Inc. (1)                                                               840,000        24,150      .23
Velio Communications, Inc., convertible                                      1,258,242        11,450      .11
 preferred, Class D (1,2,3)
Silicon Laboratories Inc. (1)                                                  580,500        11,211      .11
Nikon Corp. (Japan)                                                            700,000        10,069      .10
KLA-Tencor Corp. (1)                                                           300,000         8,250      .08
Maxim Integrated Products, Inc. (1)                                            150,000         7,650      .07
Power Integrations, Inc. (1)                                                   550,000         6,669      .06
MIPS Technologies, Inc., Class B (1)                                           155,251         3,454      .03
Metalink Ltd. (Israel) (1)                                                     200,000         1,850      .02


WIRELESS TELECOMMUNICATIONS SERVICES - 5.06%
Vodafone Group PLC (United Kingdom)                                         39,008,185       133,849
Vodafone Group PLC (ADR)                                                     1,000,000        34,250     1.60
Western Wireless Corp., Class A (1)                                          1,416,500        56,217      .53
NTT DoCoMo, Inc. (Japan)                                                         1,800        46,054      .44
Crown Castle International Corp. (1)                                         1,890,000        45,006      .43
Nuevo Grupo Iusacell, SA de CV,                                              3,678,147        40,919      .39
 Class V (ADR) (Mexico) (1)
China Mobile (Hong Kong) Ltd. (formerly China                                7,416,000        40,505      .39
 Telecom (Hong Kong Ltd.) (China) (1)
Telesp Celular Participacoes SA, preferred                               3,741,865,000        31,500      .30
 nominative (Brazil)
TeleCorp PCS Inc. (merged with TriTel, Inc.),                                1,460,000        27,557      .26
 Class A  (1)
Novatel Wireless, Inc. (1,2,3)                                               1,798,560        22,836
Novatel Wireless, Inc. warrants,                                               119,904         1,203      .23
 expire 2004 (1,2,3)
China Unicom Ltd. (China) (1)                                               14,204,900        20,216      .19
Dobson Communications Corp., Class A (1)                                     1,300,000        17,631      .17
Tele Celular Sul Participacoes SA,                                             615,300        12,306      .12
 preferred nominative (ADR) (Brazil)
Stet Hellas Telecommunications                                                  97,500           999      .01
 SA (ADR) (Greece) (1)


BANKS - 4.17%
Sakura Bank, Ltd. (Japan)                                                   32,301,000       186,897
Sakura Finance (Bermuda) Trust .075% convertible                           864,000,000         9,920     1.87
 preference share units (Japan - Incorporated in
 Bermuda)
Wells Fargo & Co.                                                            3,150,000       149,428     1.42
Bank of America Corp.                                                          700,000        27,956      .27
Australia and New Zealand Banking Group                                      2,568,800        20,299      .19
 Ltd. (Australia)
Bangkok Bank PCL (Thailand) (1)                                             19,400,000        17,183      .16
Hang Seng Bank Ltd. (Hong Kong)                                              1,400,000        16,334      .16
Bank of the Philippine Islands (Philippines)                                 8,250,000         8,917      .09
Hanvit Bank (South Korea) (1)                                                1,250,000         1,184      .01


DIVERSIFIED TELECOMMUNICATION SERVICES - 3.15%
Telefonos de Mexico, SA de CV,                                               2,303,920       107,996     1.03
 Class L (ADR) (Mexico)
Telecom Italia SpA (Italy)                                                   2,400,000        27,894
Telecom Italia SpA, nonvoting savings shares                                 3,359,500        18,273      .44
Qwest Communications International Inc.                                      1,049,623        39,623      .38
 (merged with U S West, inc.) (1)
CenturyTel, Inc.                                                               906,700        31,905      .30
United Pan-Europe Communications                                             2,029,600        22,955      .22
 NV (Netherlands) (1)
Swisscom AG (Switzerland)                                                       75,695        18,112      .17
Focal Communications Corp. (1)                                               1,922,000        15,917      .15
Equinix, Inc. (1,2,3)                                                        2,000,000         7,438
Equinix, Inc. (1)                                                            1,200,000         5,250      .12
Sprint Corp.                                                                   508,500        11,695      .11
Flashcom, Inc., convertible preferred,                                       1,672,070        10,985
 Series B (1,2,3)
Flashcom, Inc., warrants (1,2,3)                                                     1             0      .11
Tele Danmark AS (Denmark)                                                      220,000         8,872
Tele Danmark AS, Class B (ADR)                                                  80,000         1,600      .10
Equant NV (Netherlands) (1)                                                     77,200         2,287      .02


COMMUNICATIONS EQUIPMENT - 3.28%
Nokia Corp., Class A (ADR) (Finland)                                         3,500,000       149,625
Nokia Corp., Class A                                                           420,000        17,594     1.59
Cisco Systems, Inc. (merged with ArrowPoint                                    952,918        45,621      .43
 Communications, Inc.) (1)
Datacraft Asia Ltd (Singapore)                                               4,555,906        27,791      .26
Black Box Corp. (1)                                                            495,000        27,658      .26
Juniper Networks, Inc. (1)                                                     200,000        24,925      .24
Telefonaktiebolaget LM Ericsson,                                             1,600,000        18,200
 Class B (ADR) (Sweden)
Telefonaktiebolaget LM Ericsson, Class B                                       400,000         4,564      .22
VTech Holdings Ltd. (Hong Kong)                                              6,774,463         6,775      .07
3Com Corp. (1)                                                                 500,000         6,125      .06
Motorola, Inc.                                                                 267,000         5,357      .05
Allgon AB, Class B (Sweden)                                                    500,000         4,510      .04
Locus Co., Ltd. (South Korea) (1)                                              235,680         3,223      .03
Corvis Corp. (1)                                                                60,900         1,755      .02
TyCom Ltd. (1)                                                                  67,100         1,401      .01


HOTELS RESTAURANTS & LEISURE - 2.88%
Carnival Corp.                                                               5,700,000       129,319     1.23
MGM Mirage, Inc. (formerly MGM Grand, Inc.)                                  3,000,000        85,875      .82
Brinker International, Inc. (1)                                              1,500,000        61,313      .58
Harrah's Entertainment, Inc. (1)                                               825,000        23,100      .22
Airtours PLC (United Kingdom)                                                1,200,000         3,465      .03


SOFTWARE - 2.55%
Microsoft Corp. (1)                                                          1,290,000        74,014      .70
Intuit Inc. (1)                                                                987,600        44,998      .43
Oracle Corp. (1)                                                             1,500,000        39,750      .38
Stonesoft Oyj (Finland) (1)                                                  1,955,000        26,839      .26
Autodesk, Inc.                                                                 900,000        23,231      .22
HNC Software Inc. (1)                                                        1,000,000        23,000      .22
Baltimore Technologies PLC (United Kingdom)(1)                               4,854,093        20,022      .19
Versata, Inc. (1)                                                            1,175,000         8,812      .08
MMC AS (Norway) (1,2,3)                                                      2,500,000         7,018      .07


SPECIALTY RETAIL - 2.08%
Gap, Inc.                                                                    3,030,000        75,561      .72
Lowe's Companies, Inc.                                                       1,320,000        52,883      .51
Michaels Stores, Inc. (1)                                                    1,400,000        35,700      .34
Circuit City Stores, Inc. - Circuit City Group                               2,000,000        25,375      .24
Too, Inc. (1)                                                                  970,000        16,066      .15
AutoZone, Inc. (1)                                                             500,000        12,906      .12


MULTILINE RETAIL - 1.85%
Dollar General Corp.                                                         7,475,000       106,986     1.02
Kohl's Corp. (1)                                                               850,000        45,528      .43
Consolidated Stores Corp. (1)                                                2,993,750        25,634      .24
Kingfisher PLC (United Kingdom)                                              1,281,690         8,386      .08
Ito-Yokado Co., Ltd. (Japan)                                                   159,000         7,978      .08


COMPUTERS & PERIPHERALS - 1.85%
Palm, Inc. (1)                                                               1,719,300        62,217      .59
Lexmark International, Inc., Class A (1)                                       600,000        27,600      .26
Compaq Computer Corp.                                                        1,200,000        25,800      .25
Hewlett-Packard Co.                                                            600,000        18,975      .18
C Technologies AB (Sweden) (1)                                               1,648,200        18,890      .18
International Business Machines Corp.                                          188,000        17,578      .17
Universal Scientific Industrial Co.,                                        11,200,000         9,950      .10
 Ltd. (Taiwan) (1)
Compal Electronics, Inc. (Taiwan)                                            4,290,000         6,699      .06
Electronics for Imaging, Inc. (1)                                              500,000         6,625      .06


HEALTH CARE PROVIDERS & SERVICES - 1.39%
Cardinal Health, Inc.                                                          690,650        69,022      .66
Universal Health Services, Inc., Class B (1)                                   200,000        20,488      .19
Trigon Healthcare, Inc. (1)                                                    264,600        18,969      .18
Service Corp. International (1)                                              9,000,000        16,875      .16
Quintiles Transnational Corp. (1)                                              917,800        13,767      .13
Ventiv Health, Inc. (1)                                                        650,000         7,109      .07


INTERNET SOFTWARE & SERVICES - 1.33%
Terra Lycos, Inc. (ADR) (Spain) (1)                                          3,274,665        45,845      .43
Genuity Inc., Class A (1)                                                    5,000,000        21,563      .20
Digex, Inc., Class A (1)                                                       830,000        17,586      .17
Consumer Financial Network, Inc.,                                            3,500,000        14,000      .13
 convertible preferred, Series C (1,2,3)
America Online Latin America, Inc., Class A (1)                              2,500,000        11,328      .11
Loudcloud, Inc., convertible preferred,                                      1,200,000        10,236      .10
 Series C (1,2,3)
VIA NET.WORKS, Inc. (1)                                                      1,262,900         8,354      .08
Ubizen (Belgium) (1)                                                           533,000         4,289      .04
Alloy Online, Inc. (1)                                                         375,000         2,883      .03
DigitalThink, Inc. (1)                                                         250,000         2,734      .03
China.com Corp., Class A (Hong Kong) (1)                                       102,800           723      .01


AIR FREIGHT & COURIERS - 1.24%
United Parcel Service, Inc., Class B                                         1,221,500        74,130      .71
FedEx Corp. (1)                                                              1,000,000        47,920      .46
Expeditors International of Washington, Inc.                                   150,000         7,781      .07


ELECTRONIC EQUIPMENT & INSTRUMENTS - .74%
Celestica Inc. (Canada) (1)                                                    623,200        32,484      .31
Trimble Navigation Ltd. (1)                                                  1,160,000        24,940      .24
Hon Hai Precision Industry Co. Ltd. Convertible                          NT$6,420,000          6,243
 debentures 2005 (Taiwan)
Hon Hai Precision Industry Co. Ltd.                                          1,014,000         5,780      .12
Samsung Electro-Mechanics Co. Ltd.                                             305,000         7,813      .07
 (South Korea) (1)
Agilent Technologies, Inc. (1)                                                   9,070           473      .00


FOOD & DRUG RETAILING - 0.76%
Walgreen Co.                                                                 1,790,000        79,767      .76


IT CONSULTING & SERVICES - 0.67%
Affiliated Computer Services, Inc., Class A (1)                                400,000        22,500      .21
Electronic Data Systems Corp.                                                  250,000        13,234      .13
Ceridian Corp. (1)                                                             552,000        12,662      .12
Computer Sciences Corp. (1)                                                    180,000        12,274      .12
Scient Corp. (1)                                                             1,000,000         6,313      .06
SAVVIS Communications Corp. (1)                                              2,200,000         3,438      .03


ENERGY EQUIPMENT & SERVICES - 0.51%
Schlumberger Ltd. (Netherlands Antilles)                                       870,000        53,940      .51


MULTI-UTILITIES - 0.48%
Williams Companies, Inc.                                                     1,420,600        50,254      .48


LEISURE EQUIPMENT & PRODUCTS - 0.29%
Nintendo Co., Ltd. (Japan)                                                     200,000        29,997      .29


OTHER INDUSTRIES - 1.11%
Ticketmaster Online-CitySearch, Inc., Class B(1)                             1,970,000        21,916      .21
Li & Fung Ltd. (Hong Kong - Incorporated                                    10,600,000        22,152      .21
 in Bermuda)
Deutsche Lufthansa AG (Germany)                                                800,000        16,913      .16
C.H. Robinson Worldwide, Inc.                                                  205,900        11,659      .11
Midas, Inc. (4)                                                                800,000        11,000      .11
Manila Electric Co., Class A                                                 1,860,000         8,314
 (GDR) (Philippines) (3)
Manila Electric Co., Class B                                                   559,000           503      .08
Southwest Airlines Co.                                                         240,500         7,591      .07
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                    550,000         6,002      .06
Elcor Corp.                                                                    350,000         4,813      .05
Nanovation Technologies, Inc.,                                                 267,000         4,005      .04
 convertible preferred, Class A (1,2,3)
Rakuten, Inc. (Japan) (1)                                                          127         1,332      .01
Chip Shot Golf Corp., convertible preferred                                  1,215,000           149      .00
, Series C (1,2,3)
EarthWatch Inc. 8.50% convertible preferred,                                   249,716             2      .00
 Series C (1,2,3,5)


MISCELLANEOUS - 4.99%
Other equity securities in initial period of                                                 524,027     4.99
 acquisition


Total Equity Securities   (cost: $8,069,084,000)                                           9,191,014    87.51



                                                                            Principal        Market  Percent
                                                                               Amount         Value   of Net
Short Term Securities                                                            (000)         (000)  Assets

CORPORATE SHORT-TERM NOTES  -  10.44%
Wells Fargo & Co. 6.48%-6.49%                                                   75,000        74,619      .71
 due 12/18/2000-1/17/2001
Eastman Kodak Co. 6.44%-6.50%                                                   74,000        73,622      .70
 due 12/11/2000-1/23/2001
Bank of America Corp. 6.46%-6.47%                                               60,000        59,788      .57
 due 12/18-12/20/2000
Procter & Gamble Co. 6.46%-6.47%                                                55,000        54,934      .52
 due 12/6-12/7/2000
International Lease Finance Corp. 6.49%-6.50%                                   55,000        54,542      .52
 due 1/11-1/18/2001
USAA Capital Corp. 6.46%-6.50%                                                  53,000        52,852      .50
 due 12/8/2000-1/9/2001
Motiva Enterprises LLC 6.47%-6.55%                                              51,000        50,782      .48
 due 12/1/2000-1/17/2001
SBC Communications Inc. 6.46%-6.48%                                             50,000        49,956      .48
 due 12/4-12/8/2000 (2)
Coca-Cola Co. 6.45%-6.46% due 12/1-12/14/2000                                   50,000        49,920      .48
E.I. du Pont de Nemours and Co. 6.46%-6.50%                                     50,000        49,849      .48
 due 12/6/2000-1/10/2001
Ford Motor Credit Co. 6.46% due 12/18-12/27/2000                                50,000        49,769      .47
Ciesco LP 6.58%-6.61% due 1/5-1/16/2001                                         50,000        49,642      .47
Alcoa Inc. 6.52%-6.54% due 1/8-1/9/2001                                         50,000        49,640      .47
A.I. Credit Corp. 6.46%-6.50%                                                   45,000        44,773      .43
 due 12/1/2000-1/18/2001
Motorola, Inc. 6.46%-6.47% due 12/12-12/15/2000                                 31,700        31,621      .30
Verizon Network Funding Co. 6.54%-6.63%                                         30,000        29,723      .28
 due 1/8-1/22/2001
BellSouth Capital Funding Corp. 6.47%-6.51%                                     28,700        28,596      .27
 due 12/8/2000-1/19/2001(2)
Equilon Enterprises, LLC 6.53% due 1/5-1/18/2001                                28,000        27,793      .26
Schering Corp. 6.47% due 12/15/2000                                             25,000        24,932      .24
United Parcel Service 6.45% due 12/27/2000                                      25,000        24,879      .24
Colgate-Palmolive Co. 6.45% due 12/28/2000 (2)                                  25,000        24,874      .24
Campbell Soup Co. 6.48% due 1/24/2001                                           25,000        24,750      .24
Monsanto Co. 6.50%-6.52% due 1/31-2/13/2001 (2)                                 25,000        24,672      .24
Merck & Co., Inc. 6.54% due 1/16-1/17/2001                                      23,000        22,802      .22
Park Avenue Receivables Corp. 6.68%                                             17,659        17,541      .17
 due 1/5/2001(2)
Halliburton Co. 6.49% due 1/22/2001                                             17,400        17,233      .16
Estee Lauder Companies Inc. 6.53%-6.55%                                         15,958        15,840      .15
 due 1/9-1/12/2001 (2)
Hershey Foods Corp. 6.50% due 2/6/2001                                           9,000         8,889      .08
AT&T Corp. 6.47% due 12/5/2000                                                   7,600         7,593      .07


FEDERAL AGENCY DISCOUNT NOTES - 2.98%
Federal Home Loan Bank Discount Corp.                                          157,155       155,897     1.48
 6.36%-6.43% due 12/6/2000-1/31/2001
Freddie Mac 6.40%-6.47% due 12/5/2000-1/9/2001                                  89,000        88,614      .84
Fannie Mae 6.38%-6.44% due 12/21/2000-1/12/2001                                 69,900        69,433      .66


NON-U.S. CURRENCY  -  0.03%
New Taiwanese Dollar                                                        NT$93,403          2,832      .03

TOTAL SHORT-TERM SECURITIES (cost:$1,413,189,000)                                          1,413,202    13.45

TOTAL INVESTMENT SECURITIES (cost:$9,482,273,000)                                         10,604,216   100.96

Excess of payables over cash and receivables                                                 101,258      .96

NET ASSETS                                                                               $10,502,958   100.00


(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) The fund owns 5.28% of the outstanding voting securities of Midas, Inc., and thus is considered an affiliate as defined in the Investment Company Act of 1940.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements





Equity securities appearing in the portfolio since May 31, 2000

Affiliated Computer Services
Agilent Technologies
Airtours
Allmerica Financial
America Online Latin America
Apollo Group
Australia and New Zealand Banking Group
Berkshire Hathaway
Celestica
China Unicom
Circuit City Stores - Circuit City Group
Corvis
Crown Castle International
C Technologies
Dialog Semiconductor
DigitalThink
Dobson Communications
Electronic Data Systems
FedEx
Gap
Genuity
Globo Cabo
Hanvit Bank
KirchPayTV
Li & Fung
Loudcloud
Palm
Promotora de Informaciones
Regus
Scient
SET India
SET Satellite (Singapore)
Silicon Laboratories
Southwest Airlines
Terra Lycos
Ticketmaster Online-CitySearch
TyCom
Velio Communications
Walt Disney


Equity securities eliminated from the portfolio since May 31, 2000

AAPT
Adaptec
ADVANTEST
Albertson's
Alcatel
Avanex
Bright Horizons Family Solutions
Computer Associates International
Cymer
Dell Computer
Efficient Networks
eircom
Equitable Banking
FirstCom
First Health Group
Freei Networks
Fujitsu
Gateway
HCA-The Healthcare Co.
Hyundai Electronics Industries
Infineon Technologies
Intermedia Communications
InterNAP Network Services
Internet Capital Group
iXL Enterprises
Korea Telecom
Lucent Technologies
Marubeni
MCI WorldCom
Metamor Worldwide
MSC Industrial Direct
Mycal Card
National Computer Systems
National Power
NEC
Niku
Nippon Telegraph and Telephone
NorthPoint Communications
Park-Ohio Holdings
PSINet
Research In Motion
SCI Systems
Scottish and Southern Energy
Silicon Graphics
SIPEX
Snyder Communications
Star Cruises
Storage Technology
Suez Lyonnaise des Eaux
Telecom Argentina STET - France Telecom
Tele Sudeste Celular Participacoes
Triton PCS Holdings
Vail Resorts



The New Economy Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at November 30, 2000                                                        (dollars in thousands)

Assets:
Investment securities at market
 (cost: $9,482,273)                                                                          $10,604,216
Cash                                                                                               1,737
Receivables for--
 Sales of investments                                                          $110,682
 Sales of fund's shares                                                           8,766
 Dividends and interest                                                           6,821          126,269
                                                                                              10,732,222
Liabilities:
Payables for--
 Purchases of investments                                                       206,256
 Repurchases of fund's shares                                                    12,193
 Management services                                                              3,648
 Other expenses                                                                   7,167          229,264
Net Assets at November 30, 2000                                                              $10,502,958

Shares of beneficial interest issued and outstanding--
 Unlimited shares authorized

Class A shares:
 Net assets                                                                                  $10,417,862
 Shares outstanding                                                                          421,913,310
 Net asset value per share                                                                        $24.69

Class B shares:
 Net assets                                                                                      $85,096
 Shares outstanding                                                                            3,465,376
 Net asset value per share                                                                        $24.56

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended November 30, 2000                                        (dollars in thousands)

Investment Income:
Income:
 Dividends                                                                      $48,792
 Interest                                                                        94,879      $   143,671

Expenses:
 Management services fee                                                         46,879
 Distribution expenses - Class A                                                 28,281
 Distribution expenses - Class B                                                    399
 Transfer agent fee - Class A                                                    12,866
 Transfer agent fee - Class B                                                        56
 Reports to shareholders                                                            487
 Registration statement and prospectus                                            1,069
 Postage, stationery and supplies                                                 2,379
 Trustees' fees                                                                     152
 Auditing and legal fees                                                             79
 Custodian fee                                                                    1,791
 Taxes other than federal income tax                                                121
 Other expenses                                                                      91           94,650
Net investment income                                                                             49,021

Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                                                              1,227,997
Net unrealized depreciation on investments                                                    (2,363,004)
 Net realized gain and
  unrealized depreciation on investments                                                      (1,135,007)
Net Decrease in Net Assets Resulting
 from Operations                                                                             ($1,085,986)

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in thousands)

                                                                             Year ended      November 30
                                                                                    2000             1999
Operations:
Net investment income                                                       $    49,021       $   31,510
Net realized gain on investments                                              1,227,997        1,065,572
Net unrealized (depreciation)appreciation
 on investments                                                              (2,363,004)       1,554,163
 Net (decrease)increase in net assets
  resulting from operations                                                  (1,085,986)       2,651,245

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                       (44,919)         (37,556)
  Class B                                                                             -                -
Distributions from net realized gains on investments:
  Class A                                                                    (1,020,304)        (648,071)
  Class B                                                                             -                -
 Total dividends and distributions                                           (1,065,223)        (685,627)

Capital Share Transactions:
 Proceeds from shares sold                                                    3,591,616        1,758,922
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           1,021,530          657,311
Cost of shares repurchased                                                   (1,480,679)        (898,829)
 Net increase in net assets resulting from
  capital share transactions                                                  3,132,467        1,517,404

Total Increase in Net Assets                                                    981,258        3,483,022

Net Assets:
Beginning of year                                                             9,521,700        6,038,678
End of year (including distributions in excess of net
 investment income and undistributed net investment
 income: $(12,422) and $16,052,
 respectively)                                                              $10,502,958       $9,521,700

See Notes to Financial Statements

<table/>



Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund (the "fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.
For the year ended November 30, 2000, such non-U.S. taxes were $3,318,000.
Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, and other receivables and payables, on a book basis, were $239,000 for the year ended November 30, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of November 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $1,102,539,000; $2,405,462,000 related to appreciated securities and $1,302,923,000 related to depreciated securities.
During the year ended November 30, 2000, the fund realized, on a tax basis, a net capital gain of $1,280,423,000 on securities transactions. In addition, the fund has deferred for tax purposes, to fiscal year ending November 30, 2001, the recognition of capital losses and losses relating to non-U.S. currency transactions totaling $47,470,000 and $182,000, respectively, which were realized during the period November 1, 2000 through November 30, 2000. Net gains related to non-U.S. currency transactions of $274,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $9,501,677,000 at November 30, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $46,879,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated.
The Board of Trustees approved an amended agreement effective December 1, 2000.
Additional breakpoints were added for net assets in excess of $10.5 billion, and annual rates were decreased for assets in excess of $6.5 billion. Beginning
July 1, 2000, CRMC voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived was $144,000. The Amended Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:


                            NET ASSET LEVEL            (IN BILLIONS)
RATE                        IN EXCESS OF               UP TO
0.580%                      $0                         $0.5
0.480                       0.5                        1.0
0.440                       1.0                        1.5
0.410                       1.5                        2.5
0.390                       2.5                        4.0
0.380                       4.0                        6.5
0.370                       6.5                        10.5
0.365                       10.5                       13.0
0.360                       13.0                       17.0
0.355                       17.0                       21.0
0.350                       21.0                       27.0
0.345                       27.0

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,079,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended November 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Trustees. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended November 30, 2000, aggregate distribution expenses were $28,281,000, or 0.24% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended November 30, 2000, aggregate distribution expenses were $399,000, or 1.00% of net assets attributable to Class B shares.

As of November 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $5,506,000 and $72,000, respectively.

TRANSFER AGENT FEE - A fee of $12,922,000 was incurred during the year ended November 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $280,000.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,535,635,000 and $5,554,087,000, respectively, during the year ended November 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended November 30, 2000, the custodian fee of $1,791,000 includes $100,000 that was paid by these credits rather than in cash.

The fund reclassified $32,576,000 from undistributed net investment income and $38,543,000 from undistributed net realized gains to additional paid-in capital for the year ended November 30, 2000, as a result of permanent differences between book and tax.

As of November 30, 2000, net assets consisted of the following:

                                                                     dollars in thousands
Capital paid in on shares of beneficial interest                               $8,209,583
Distributions in excess of net investment income                                  (12,422)
Accumulated net realized gain                                                   1,183,944
Net unrealized appreciation                                                     1,121,853
Net assets                                                                    $10,502,958

Capital share transactions in the fund were as follows:

                                                    Year ended November 30, 2000
                                                                    Amount (000)           Shares
Class A Shares:
  Sold                                                                $3,488,741      116,924,628
  Reinvestment of dividends and                                        1,021,530       37,212,820
   distributions
  Repurchased                                                         (1,478,720)     (50,678,535)
   Net increase in Class A                                             3,031,551      103,458,913
Class B Shares*:
  Sold                                                                   102,875        3,535,668
  Reinvestment of dividends and                                              -                -
   distributions
  Repurchased                                                             (1,959)         (70,292)
   Net increase in Class B                                               100,916        3,465,376
Total net increase in fund                                            $3,132,467      106,924,289



                                                     Year ended November 30,1999
                                                                    Amount (000)           Shares
Class A Shares:
  Sold                                                                $1,758,922       69,401,406
  Reinvestment of dividends and                                          657,311       29,589,151
   distributions
  Repurchased                                                           (898,829)     (35,924,475)
   Net increase in Class A                                             1,517,404       63,066,082
Class B Shares*:
  Sold                                                                         -                -
  Reinvestment of dividends and                                                -                -
   distributions
  Repurchased                                                                  -                -
   Net increase in Class B                                                     -                -
Total net increase in fund                                            $1,517,404       63,066,082

* Class B shares were not offered
 before March 15, 2000.

<table/>




PER-SHARE DATA AND RATIOS (1)
                                                                                      Net
                                            Net asset                        gains(losses)
                                                value,            Net        on securities
                                             beginning      investment      (both realized
Year ended                                     of year    income(loss)     and unrealized)
Class A:
2000                                             $29.90       $.12 (2)         $(2.01) (2)
1999                                              23.65             .10                8.83
1998                                              20.92             .13                4.44
1997                                              18.50             .12                3.57
1996                                              16.98             .14                2.26
Class B:
2000                                              31.27     $(.06) (2)          (6.65) (2)


                                                             Dividends
                                           Total from       (from net        Distributions
                                            investment      investment       (from capital
Year ended                                  operations         income)              gains)
Class A:
2000                                              $.00           $(.14)             $(3.18)
1999                                              8.93            (.14)              (2.54)
1998                                              4.57            (.12)              (1.72)
1997                                              3.69            (.14)              (1.13)
1996                                              2.40            (.19)               (.69)
Class B:
2000                                              0.00               -                   -


                                                            Net asset
                                                 Total      value, end              Total
Year ended                               distributions         of year              return
Class A:
2000                                            $(3.32)         $26.58              (7.44)%
1999                                             (2.68)           29.90               41.71
1998                                             (1.84)           23.65               23.73
1997                                             (1.27)           20.92               21.64
1996                                              (.88)           18.50               15.00
Class B:
2000                                                 -            31.27             (21.46)


                                                             Ratio of            Ratio of
                                           Net assets,        expenses          net income    Portfolio
                                           end of year      to average          to average     turnover
Year ended                               (in millions)      net assets          net assets         rate
Class A:
2000                                           $10,418             .81%                .42%  54.02% (4)
1999                                              9,522             .78                 .42        47.93
1998                                              6,039             .79                 .60        38.55
1997                                              4,804             .81                 .66        31.62
1996                                              4,223             .84                 .85        29.54
Class B:
2000                                                 85       1.58 (3)                   -    54.02 (4)

(1) The periods 1996 through 2000 represent fiscal years ended November 30. The period ended 2000 represents, for Class B shares, the 260-day period ended November 30, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B shares is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended November 30, 2000.




Independent Auditors' Report

To the Board of Trustees and Shareholders of New Economy Fund:

We have audited the accompanying statement of assets and liabilities of New Economy Fund (the "fund"), including the investment portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through November 30, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through November 30, 2000 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California

January 4, 2001



2000 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended November 30, 2000, the fund paid a long-term capital gain distribution of $1,020,304,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 81% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




RESULTS OF NEF SHAREHOLDERS MEETING Held September 12, 2000 /1/

Class A Shares Outstanding on July 7, 2000                  417,339,526
Class B Shares Outstanding on July 7, 2000                  1,853,247
Total Shares Voting on September 12, 2000                   240,557,707 (57.4%)

PROPOSAL 1 - ELECTION OF TRUSTEES

TRUSTEE                     VOTES FOR          PERCENT OF SHARES       VOTES              PERCENT OF
                                               VOTING FOR              WITHHELD           SHARES WITHHELD

Timothy D. Armour           237,104,304        98.6%                   3,453,403          1.4%

Joseph C. Berenato          236,668,192        98.4                    3,889,515          1.6

Richard G. Capen, Jr.       236,722,076        98.4                    3,835,631          1.6

H. Frederick Christie       236,555,378        98.3                    4,002,329          1.7

Gordon Crawford             237,105,514        98.6                    3,452,193          1.4

Alan Greenway               236,648,289        98.4                    3,909,418          1.6

E. Graham Holloway          236,896,510        98.5                    3,661,197          1.5

Leonade D. Jones            236,571,645        98.3                    3,986,062          1.7

William H. Kling            236,955,820        98.5                    3,601,887          1.5

Norman R. Weldon            237,028,953        98.5                    3,528,754          1.5

Patricia K. Woolf           236,464,590        98.3                    4,093,117          1.7




PROPOSAL 2 - APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

                            VOTES FOR        PERCENT      VOTES           PERCENT        ABSTENTIONS      PERCENT OF
                                             OF           AGAINST         OF SHARES                       SHARES
                                             SHARES                       VOTING                          ABSTAINING
                                             VOTING                       AGAINST
                                             FOR

a)     revise the           168,938,735      89.4%        9,544,990       5.1%           10,513,236       5.5%
       restriction
       regarding
       lending
       activities

b)     revise and           171,514,681      90.8         7,243,391       3.8            10,238,889       5.4
       reclassify the
       restriction
       regarding
       purchasing
       securities of
       other
       investment
       companies

c)     revise and           168,318,287      89.0         9,784,503       5.2            10,894,171       5.8
       reclassify the
       restriction
       regarding
       illiquid/
       restricted
       securities

d)     eliminate the        168,005,781      88.9         10,142,283      5.4            10,848,897       5.7
       restriction
       regarding
       pledging
       assets

e)     eliminate the        168,191,999      89.0         9,724,486       5.1            11,080,476       5.9
       restriction
       regarding
       affiliated
       ownership

f)     eliminate the        168,505,877      89.2         9,664,842       5.1            10,826,242       5.7
       restriction
       regarding
       unseasoned
       issuers

g)     eliminate the        169,326,757      89.6         9,421,144       5.0            10,249,060       5.4
       restriction
       regarding oil,
       gas or mineral
       exploration

(Broker Non-Votes on Proposal 2 = 51,560,746)



PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS

VOTES FOR        PERCENT OF SHARES       VOTES          PERCENT OF          ABSTENTIONS      PERCENT OF
                 VOTING FOR              AGAINST        SHARES VOTING                        SHARES
                                                        AGAINST                              ABSTAINING

231,580,660      96.3%                   1,864,781      .8%                 7,112,266        2.9%

/1/ Consolidated results; votes were tabulated separately by Class.




The American Funds Group(R)
THE NEW ECONOMY FUND

BOARD OF TRUSTEES

Timothy D. Armour
Los Angeles, California
President of the fund
Director, Capital Research
and Management Company

Joseph C. Berenato
Los Angeles, California
Chairman of the Board, President and Chief
Executive Officer, Ducommun Incorporated

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman
of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

Gordon Crawford
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

John G. Freund*
Palo Alto, California
Founder and Managing Director, Skyline
Ventures; former Managing Director -
Alternative Asset Management Group,
Chancellor Capital Management

E. Graham Holloway
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

Leonade D. Jones
Burlingame, California
Chief Financial Officer and Secretary,
VentureThink LLC; former Treasurer,
The Washington Post Company

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

Norman R. Weldon, Ph.D.
Evergreen, Colorado
Managing Director, Partisan Management
Group Inc.; former Chairman of the Board,
Novoste Corporation

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University


OTHER OFFICERS

Claudia P. Huntington
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Vincent P. Corti
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Alwyn Heong
New York, New York
Vice President of the fund
Vice President, Capital Research Company

Ulrich A. Volk
London, England
Vice President of the fund
Vice President, Capital Research Company

Chad L. Norton
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

David A. Pritchett
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Sheryl F. Johnson
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,Capital Research and Management Company

Alan Greenway, a founding member of the Board, retired at the end of 2000. The Trustees thank him for his years of service and many contributions to the fund.

*Elected to the Board on December 13, 2000.



OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  BDC/L/4913
Lit. No. NEF-011-0101